EXHIBIT 32.2

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, John Kyees, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that (1) the Form 10-Q of Urban Outfitters, Inc. (the “Company”) for the three and six month period ending July 31, 2006, as filed with the Securities and Exchange Commission (the “Form 10-Q”), fully complies with requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and (2) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 11, 2006	By:	/S/ JOHN E. KYEES
John E. Kyees Chief Financial Officer